EXHIBIT 10.11

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this "Agreement") made as of the last date set forth on the signature page hereof between Optex Systems, Inc., a Delaware corporation (the "Company"), and the undersigned (the "Subscriber”).

WITNESSETH:

WHEREAS, the Company is conducting a private offering (the "Offering") consisting of up to 45 units (the "Units"), with each Unit consisting of 300,000 shares of common stock, no par value (the "Common Stock"), and 300,000 warrants to purchase a share of common stock with an exercise price of $0.45 per share (the "Warrants"), at a purchase price of $45,000 per Unit; and

WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.           SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1              Subject to the terms and conditions hereinafter set forth and in the Confidential Private Offering Memorandum dated December 9, 2008 (such memorandum, together with all amendments thereof and supplements and exhibits thereto, the "Memorandum"), the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of Units, and the Company agrees to sell to the Subscriber as is set forth on the signature page hereof, at a price equal to $45,000 per Unit. The purchase price is payable by personal or business check or money order made payable to "U.S. Bank National Association as Escrow Agent f/b/o Optex Systems, Inc." contemporaneously with the execution and delivery of this Agreement by the Subscriber. Subscribers may also pay the subscription amount by, wire transfer of immediately payable funds to:

RBK:	U.S. Bank National Association, as Escrow Agent
ABA:	091000022
BNF:	U.S. Bank Trust N.A.
A/C:	180121167365
Attn:	TFM – Scott Kjar
Ref:	Optex Systems, Inc. Escrow #129636000

1.2               The Subscriber recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (a) the Company requires funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Common Stock and the Warrants is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Common Stock; and (h) that the Company stock may not successfully become actively traded. Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed the section of the Memorandum captioned "Risk Factors."

1.3               The Subscriber represents that the Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that the Subscriber is able to bear the economic risk of an investment in the Units.

1.4               The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, or the Subscriber has employed the services of a "purchaser representative" (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units to evaluate the merits and risks of such an investment on the Subscriber's behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.5              The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Memorandum (which includes the Risk Factors), including all exhibits thereto, and any documents which may have been made available upon request as reflected therein (collectively referred to as the "Offering Materials") and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.6              (a)    In making the decision to invest in the Units the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber's consideration of an investment in the Units other than the Offering Materials.

(b)    The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Units by the Company (or an authorized agent or representative thereof) and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.7              The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

1.8              The Subscriber hereby acknowledges that the Offering has not been reviewed by the U.S. Securities and Exchange Commission (the "SEC") nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. The Subscriber understands that the Common Stock, the Warrant Shares (defined below), and the Warrants have not been registered under the Securities Act or under any state securities or "blue sky" laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Common Stock, Warrant Shares, or Warrants unless they are registered under the Securities Act and under any applicable state securities or "blue sky" laws or unless an exemption from such registration is available.

1.9              The Subscriber understands that the Common Stock, Warrant Shares and Warrants have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Units for the Subscriber's own account for investment and not with a view toward the resale or distribution to others. The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Units.

1.10             The Subscriber understands that there is no trading market for the Common Stock and that an active market may not develop for the Common Stock. The Subscriber understands that even if an active market develops for the Common Stock, Rule 144 promulgated under the Securities Act requires for non-affiliates ("Rule 144"), among other conditions, a one-year holding period commencing as of the date that the Company files "Form 10 information" with the SEC, prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Common Stock, the Warrant Shares, or the Warrants under the Securities Act or any state securities or "blue sky" laws other than as set forth in Article 5.

1.11             The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock, the Warrant Shares, and the Warrants that such securities have not been registered under the Securities Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED. UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT-) OR ANY STATE SECURITIES OR "BLUE SKY LAWS," AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

1.12             The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company and the Placement Agent, in their sole discretion, reserve the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional shares of Common Stock and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Common Stock.

1.13             The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.14             The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.15             If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.16             The Subscriber acknowledges that at such time, if ever, as the Common Stock, Warrants and the Warrant Shares are registered (as such term is defined in Article 5 hereof), sales of the Common Stock, Warrants and Warrant Shares will be subject to state securities laws.

1.17            (a)        The Subscriber agrees not to issue any public statement with respect to the Subscriber's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b)         The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name of the Subscriber for any offering or in any registration statement filed pursuant to Article 5 in which the Subscriber's Common Stock is included.

1.18             The Subscriber understands that the Units are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company and the principals and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the undersigned's suitability to acquire Units.

1.19             The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Common Stock, Warrant Shares, or Warrants by the Subscriber in violation of the. Securities Act or any applicable state securities or "blue sky" laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction. To the best of the Purchaser’s knowledge, neither the Purchaser nor any person providing funds to the Purchaser:  (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as hereinafter defined); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this paragraph, the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (iii) require identification and documentation of the parties with whom a Financial Institution conducts business; or (iv) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA Patriot Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq. (the “Bank Secrecy Act”), the Trading with the Enemy Act, 50 U.S.C. Appendix, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

2.           REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1              Organization, Good Standing And Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business.

2.2              Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Common Stock and Warrants contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Common Stock and Warrant Shares, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and sale of the Common Stock and Warrant Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

3.           TERMS OF SUBSCRIPTION

3.1              The Company is offering the Units through Newbridge Securities Corporation, as placement agent (the “Placement Agent”) on an “all or none basis” with respect to the initial 22 Units (the “Minimum Offering”) and thereafter, on a “best efforts” basis until all of the Units (including up to 5 over-allotment Units, the “Additional Units”) are sold (the “Maximum Offering”) or the Offering period terminates, whichever occurs first.  The initial closing may not be held until such time as (i) subscriptions for the Minimum Offering have been received, and (ii) the Company has entered into a definitive agreement (the “Definitive Reverse Merger Agreement”) setting forth the terms under which it will merge into a public company or become a wholly-owned subsidiary of a public company (the “Reverse Merger”).  If the initial closing is not held by February 28, 2009 all subscription proceeds will be returned to the subscribers without interest or deduction and the Offering will terminate.

3.2              Unless terminated earlier in the Company’s and the Placement Agent’s discretion, the Offering Period will expire on February 28, 2009, provided, however, if the Minimum Offering is closed on or before February 28, 2009, the termination date may be extended by up to an additional 30 days in the Company’s and the Placement Agent’s discretion, without notice to the investors (the “Termination Date”). Pending the closing of the Minimum Offering all subscription proceeds will be held in escrow at U.S. Bank National Association. Subscriptions for Units may not be revoked once tendered, except in accordance with certain state laws.

3.3              Following each closing the net proceeds therefrom will remain in escrow (“Bank Escrow”) until such time as the Company has completed the Reverse Merger. In the event that the Company does not complete the Reverse Merger before March 31, 2009, each investor’s entire investment shall be returned without interest or deduction by May 30, 2009. The Company has agreed in the event of such distribution, any amounts previously paid to the Placement Agent as commissions will be repaid by the Company and added to the Bank Escrow.

3.4              This Offering can be withdrawn at any time before closing and is specifically made subject to the terms described in this Memorandum.  The Company reserves the right to reject any subscription, in whole or in part, or to allocate to any prospective investor less than the number of securities subscribed for.  The minimum investment is $45,000 (1 Unit), although the Company and the Placement Agent may, in their discretion, accept subscriptions for a lesser amount.

3.5              After the initial closing of the Minimum Offering the Company may conduct one or more subsequent closings covering additional Units up to the Maximum Offering, but not later than Termination Date.

4.           CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1             The Subscriber's obligation to purchase the Units at the Closing is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

  (a)           Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

 (b)           No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)            No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Common Stock or the Warrants (except as otherwise provided in this Agreement).

5.            REGISTRATION RIGHTS

5.1            Definitions.  As used in this Agreement, the following terms shall have the following meanings.

(a)            The term "Holder" shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

(b)            The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

(c)            The term "Registrable Securities" shall mean: (i) the Common Stock, and (ii) the shares of common stock underlying the Warrants (the "Warrant Shares"), provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; (C) are held by a Holder or a permitted transferee of a Holder pursuant to Section 5.8; and (D) may not be disposed of under Rule 144 under the Securities Act without restriction.

(d)            The term "SEC Guidance" means (i) any publicly-available written or oral guidance, requirements or notice of the staff of the. SEC, and (ii) the Securities Act.

(e)            The term "Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

5.2              Shelf Registration. The Company will use its best reasonable efforts to file a registration statement, within 45 days after the filing of the Company's "Form 10 information" with the SEC, covering the resale of all or such portion of the Registrable Securities as permitted by SEC Guidance, for an offering to be made on a continuous basis pursuant to Rule 415. The registration statement filed pursuant to this Section 5.2 shall be on Form S-1, except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form. In the event that less than all of the Registrable Securities are included in the registration statement as a result of SEC Guidance, then the Company will use its best reasonable efforts to file additional registration statements, registering the allowable balance pursuant to Rule 415, in a manner permitted by the SEC, until all of the Registrable Securities have been registered.

5.3              Registration Procedures. Whenever required under this Article 5 to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

(a)            Use its best reasonable efforts to (i) cause such registration statement to become effective, and (ii) cause such registration statement to remain effective until the earliest to occur of (A) such date as the sellers of Registrable Securities (the "Selling Holders") have completed the distribution described in the registration statement and (B) such time that all of such Registrable Securities are no longer, by reason of Rule 144 under the Securities Act, required to be registered for the sale thereof by such Holders. The Company will also use its best reasonable efforts to, during the period that such registration statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the registration statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post- effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") in the registration statement.

(b)            Prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

(c)            Furnish to the Selling Holders such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)           Use best reasonable efforts to register and qualify the securities covered by such registration statement under such other federal or state securities laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e)            In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Selling Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)             Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the registration statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the registration statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)            Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted.

(h)            Provide a transfer agent for all Registrable. Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i)            Cooperate with the Selling Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of the Registrable Securities to the underwriters.

(j)              Comply with all applicable rules and regulations of the SEC.

(k)             If the offering is underwritten and at the request of any Selling Holder, use its best reasonable efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) opinions dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and the transfer agent for the Registrable Securities so delivered, respectively, to the effect that such registration statement has become effective under the Securities Act and such Registrable Securities are freely tradable, and covering such other matters as are customarily covered in opinions of issuer's counsel delivered to underwriters and transfer agents in underwritten public offerings and (ii) a letter dated such date from the independent public accountants who have certified the financial statements of the Company included in the registration statement or the prospectus, covering such matters as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings.

5.4              Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Article 5 with respect to the Registrable Securities of any Selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Holder's Registrable Securities.

5.5              Registration Expenses. The Company shall bear and pay all registration expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registration pursuant to Section 5.2 for each Holder, but excluding (i) legal expenses of the Holders and (ii) underwriting discounts and commissions relating to Registrable Securities.

5.6              Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article.

5.7              Indemnification. In the event that any Registrable Securities are included in a registration statement under this Article 5:

(a)            To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b)            To the extent permitted by law, each Selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, or the Exchange Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this Section 5.7(b) exceed the greater of the cash value of the (i) gross proceeds from the Offering received by such Holder or (ii) such Holder's investment pursuant to this Agreement as set forth on the signature page attached hereto.

(c)            Promptly after receipt by an indemnified party under this Section 5.7 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.7.

(d)            If the indemnification provided for in this Section 5.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)            Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

(f)            The obligations of the Company and Holders under this Section 5.7 shall survive the completion of the Offering.

5.8              Permitted Transferees. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article 5 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, to (a) any partner or retired partner of a Holder that is a partnership, or (b) any family member or trust for the benefit of any individual Holder, provided that (i) such Holder gives prior written notice to the Company; (ii) such transferee agrees to comply with the terms and provisions of this Agreement; (iii) such transfer is otherwise in compliance with this Agreement; and (iv) such transfer is otherwise effected in accordance with applicable securities laws. Except as specifically permitted by this Section 5.8, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

6.            MISCELLANEOUS

6.1              Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore, addressed as follows:

If to the Company, to it at:

Optex Systems, Inc.
1420 Presidential Drive
Richardson, TX 75081-2439
Attention: Stanley A. Hirschman, President

With a copy to:

Jolie G. Kahn, Esq.
61 Broadway, Suite 2820
New York, NY 10006
Facsimile: (866) 705-3071

If to the Subscriber, to the Subscriber's address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2             Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.3              Subject to the provisions of Section 5.8, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4              Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

6.5              NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO SUCH STATE'S PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE FEDERAL DISTRICT COURTS SITUATED THEREIN AND AGREE TO SAID VENUE.

6.6              In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefore.

6.7              The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.8              It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.9              All of the representations and warranties contained in this Subscription Agreement shall survive execution and delivery of this Subscription Agreement and the undersigned's investment in the Company.

6.10             This Subscription Agreement shall be governed by, interpreted under, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York without regard to the principles of conflicts-of-Iaw thereof.

6.11            The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.12            This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.13             Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of ___________________, 200_.

SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE
[COMPANY OR TRUST]

The undersigned hereby represents, warrants and covenants that the undersigned is duly authorized by the prospective investor to take all requisite action on the part of the prospective investor listed below to enter into this Agreement and, further, that the prospective investor has all requisite authority to enter into such Agreement.

The undersigned represents and warrants that each of the above representations, agreements or understandings set forth herein applies to the prospective investor and that the undersigned has authority under the charter, by-laws, corporate resolutions or trust agreement of such prospective investor to execute this Agreement.

Name of Company (Please type or print)

By:
Name:
Title:

Number of Units Subscribed for:	Amount of check enclosed:

$________________________

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SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE
[PARTNERSHIP]

If the prospective investor is a PARTNERSHIP, complete the following and enclose a true copy of the Partnership Agreement of the prospective investor.

The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the prospective investor named below, is duly authorized by the prospective investor to enter into this Agreement, and that the prospective investor has all requisite authority to enter into this Agreement and set forth below are the names of all Partners of the prospective investor.

The undersigned represents and warrants that each of the above representations, agreements or undertakings set forth herein applies to the prospective investor and that the undersigned is authorized by such prospective investor to execute this Agreement.

Name of Company (Please type or print)

By:
Name:
Title:

Names of Partners:	Signature:

(Add additional sheets if necessary)

Number of Units Subscribed for:	Amount of check enclosed:

$________________________

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SUBSCRIPTION AGREEMENT COUNTERPART SIGNATURE PAGE
[INDIVIDUAL]

If the prospective investor is an individual, please execute this Agreement below.

Name of Company (Please type or print)

By:
Name:
Title:

And (if applicable)

By:
Name:
Title:

HOW UNITS WILL BE HELD:

Individually	________
JTWROS	________
TBTE	________

Number of Units Subscribed for:	Amount of check enclosed:

$________________________

*If investment is taken in joint names, both must sign.

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[ACCEPTANCE PAGE FOR SUBSCRIPTION AGREEMENT]

Agreed to and accepted as of ________________, 200_.

Optex Systems, Inc.

By:
Name:
Title:

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CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed for by an entity)

I, ________________________, am the _________________ of ________________________ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the. Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have executed this Subscription Agreement this _______ day of ________________, 200_.

(Signature)

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Exhibit 1

Investor Questionnaire

INDIVIDUAL INVESTOR QUESTIONNAIRE

Investor Name: _______________________

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned Investor's subscription to purchase the Units described in the Subscription Agreement may be accepted.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  The undersigned Investor understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer to purchase the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws.  Further, the undersigned Investor understands that the offering may be required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

Please answer all questions.  If the answer is "none" or "not applicable," please so state.

INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1.	Name: __________________________________________________________________________ Age:________

Social Security Number: _____________________________________________ No. of Dependents: ________

Marital Status: ____________________________________________ Citizenship: _________________________

2.	Residence Address and Telephone Number:

3.	State in which you:

are licensed to drive?

are registered to vote?

file income tax returns?

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4.	Employer and Position:

5.	Business Address and Telephone Number:

6.	Business or professional education and the degrees received are as follows:

School	Degree	Year Received

7.	(a)	Individual income 2 years ago:	_____	$50,000 - $100,000
		(exclusive of spouse's	_____	$100,000 - $200,000
		income)	_____	over $200,000

	(b)	Individual income last year:	_____	$50,000 - $100,000
		(exclusive of spouse's	_____	$100,000 - $200,000
		income)	_____	over $200,000

	(c)	Estimated income this year:	_____	$50,000 - $100,000
		(exclusive of spouse's	_____	$100,000 - $200,000
		income	_____	over $200,000

	(d)	Joint income, with spouse,	_____	$100,000 - $300,000
		2 years ago:	_____	over $300,000

	(e)	Joint income, with spouse,	_____	$100,000 - $300,000
		last year:	_____	over $300,000

	(f)	Estimated joint income,	_____	$100,000 - $300,000
		with spouse, this year:	_____	over $300,000

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8.	Estimated net worth	_____	under $1,000,000
	(may include joint net	_____	over $1,000,000
worth with spouse)

9.           Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition?   Yes ____   No ____   If yes, please provide details:

               ___________________________________________________________________________________________

               ___________________________________________________________________________________________

               ___________________________________________________________________________________________

10.         I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations:  Yes ____   No ____

11.         I understand the full nature and risk of an investment in the Units, and I can afford the complete loss of my entire investment.   Yes ____   No ____

12.         I am able to bear the economic risk of an investment in the Units for an indefinite period of time and understand that an investment in the Units is illiquid.  Yes ____   No ____

13.         I further understand that I will be required to agree not to dispose of the Units except in compliance with Rule 144 under the Act or any other conditions contained in the accompanying Subscription Agreement.  Yes ____   No ____

14.         Have you participated in other private placements of securities? Yes ____   No ____

15.         I have, either individually or together with a Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act), such knowledge and experience in financial, investment and business matters that the I am capable of evaluating the merits and risks of the prospective investment in the securities of the Company.  Yes ____   No ____

  I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company as follows:

  The answers to the above questions are complete and correct and may be relied upon by the Company whether the offering in which I propose to participate is exempt from registration under the Act and the securities laws of certain states;

  I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the Company; and

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I am able to bear the economic risk of the investment and currently could afford a complete loss of such investment.

IN WITNESS WHEREOF, I have executed this Investor Questionnaire this _________________________, 200___ and declare that it is truthful and correct to the best of my knowledge.

Signature of Prospective Investor

Signature of Prospective Investor

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CORPORATION INVESTOR QUESTIONNAIRE

Investor Name: _____________________________________ (the “Corporation”)

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned Corporation's subscription to purchase the Units described in the Subscription Agreement may be accepted.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  The undersigned Corporation understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer to purchase the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws.  Further, the undersigned Corporation understands that the offering may be required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLIES TO THE CORPORATION.

___ 1. The undersigned Corporation: (a) has total assets in excess of $5,000,000; and (b) was not formed for the specific purpose to purchase the Units.

___ 2. Each of the stockholders of the undersigned Corporation is able to certify that such stockholder meets at least one of the following two conditions:

a.          the stockholder is a natural person whose individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

b.          the stockholder is a natural person who had an individual income in excess of $200,000 in each of the last 2 years and who reasonably expects an individual income in excess of $200,000 in the current year.

___ 3. Each of the stockholders of the undersigned Corporation is able to certify that such stockholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the last 2 years and who reasonably expects a joint income in excess of $300,000 in the current year.

___ 4. The undersigned Corporation is:

a.          a bank as defined in Section 3(a)(2) of the Securities Act; or

b.         a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

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c.          a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or

d.          an insurance company as defined in Section 2(13) of the Securities Act; or

e.          an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended; or

f.           a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended; or

g.          an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust or Company not formed for the specific purpose to purchase the Units offered hereby, with total assets in excess of $5,000,000; or

h.          a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

II.	OTHER CERTIFICATIONS.

By signing the Signature Page, the undersigned certifies the following:

(a)           that the Corporation's purchase of the Units will be solely for the Corporation's own account and not for the account of any other person or entity; and

(b)           that the Corporation's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

III.	GENERAL INFORMATION.

(a)           PROSPECTIVE PURCHASER (THE CORPORATION)

Name:

Principal Place of Business:
(Number and Street)

Address for Correspondence (if different):
(Number and Street)

Telephone Number:  (_____) _________________

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State of Incorporation: _________________________________ Date of Formation:

Taxpayer Identification Number: ___________________________

Number of Stockholders: _________________________________

(b)           INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:

Position or Title:

The undersigned understands that the Company is relying upon the representations set forth above in determining whether to accept the subscription being tendered.

Name of Corporation

By:
*Signature of Authorized Officer

Title (If Signed on Behalf of Entity)

Print Name

Date

*           Signature must match signatory to attached Subscription Agreement.

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PARTNERSHIP INVESTOR QUESTIONNAIRE

Investor Name: ___________________________________ (the “Partnership”)

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned Partnership’s subscription to purchase the Units described in the Company’s Subscription Agreement may be accepted.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY.  The undersigned Partnership understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer to purchase the Units is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws.  Further, the undersigned Partnership understands that the offering may be required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLIES TO THE PARTNERSHIP.

___ 1.                 The undersigned Partnership: (a) has total assets in excess of $5,000,000; and (b) was not formed for the specific purpose to purchase the Units.

___ 2.                 Each of the partners of the undersigned Partnership is able to certify that such partner meets at least one of the following two conditions:

a.           the partner is a natural person whose individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

b.           the partner is a natural person who had an individual income in excess of $200,000 in each of the last 2 years and who reasonably expects an individual income in excess of $200,000 in the current year.

___ 3.                 Each of the partners of the undersigned Partnership is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the last 2 years and who reasonably expects a joint income in excess of $300,000 during the current year.

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II.	OTHER CERTIFICATIONS.

By signing the Signature Page, the undersigned certifies the following:

1.           that the Partnership's purchase of the Units will be solely for the Partnership's own account and not for the account of any other person or entity; and

2.           that the Partnership's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.	GENERAL INFORMATION.

1.           PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name:

Principal Place of Business For Correspondence:

Telephone Number:  (_____) ____________________________

State of Certification: ____________________________ Date of Formation: ________________

Taxpayer Identification Number: ____________________________

Number of Partners: ____________________________

2.           INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

Name:

Position or Title:

The undersigned understands that the Company is relying upon the representations set forth above in determining whether to accept the subscription being tendered.

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Name of Partnership

By:

Name:

Its:

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